UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

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EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

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Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

As previously disclosed, on May 14, 2025, Edible Garden AG Incorporated (the “Company”) issued shares of its Series B Preferred Stock to Streeterville Capital, LLC (“Streeterville”) as part of a transaction in which the Company acquired certain sustainable aquaculture assets located in Fort Dodge, Iowa and Streeterville invested additional capital into the Company. The terms of the Series B Preferred Stock were established under a certificate of designation accepted for filing by the Secretary of State of the State of Delaware on May 14, 2025 (the “Original Certificate”). As previously disclosed, shares of Series B Preferred Stock were entitled to cast a number of votes equal to 9.99% of the Company’s outstanding common stock, calculated on a fully diluted basis, with all other classes and series voting with the common stock, at any meeting of stockholders (the “Voting Rights”), as long as the Company confirmed with the staff of The Nasdaq Stock Market LLC (“Nasdaq”) that such Voting Rights were permissible.

After having consulted with Nasdaq, on July 28, 2025, the Company’s Board of Directors and Streeterville, as the sole holder of Series B Preferred Stock, approved an amended and restated certificate of designation (the “Updated Certificate”) to memorialize the Voting Rights in compliance with Nasdaq listing standards. The holder of Series B Preferred Stock will be entitled to cast a number of votes equal to the lesser of (i) 1,305,483 shares of common stock and (ii) 9.99% of the Company’s outstanding common stock, calculated on a fully diluted basis, with all other classes and series voting with the common stock, at any meeting of stockholders. This administrative change, along with ministerial conforming changes, represents the only reason for the Updated Certificate.

Except as clarified by the Updated Certificate, the terms of the Original Certificate remain in full force and effect as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2025, which description is incorporated herein by reference.

The Updated Certificate was accepted for filing by the Secretary of State of the State of Delaware on July 29, 2025. A copy of the Updated Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.03 of this Current Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Series B Preferred Stock, filed July 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: August 1, 2025	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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